Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Home Bistro, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officers’ knowledge, that:

The Quarterly Report on Form 10-Q for the period ending July 31, 2022 of the Company (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

HOME BISTRO, INC.

Date: September 14, 2022	By:	/s/ Zalmi Duchman
Zalmi Duchman Chief Executive Officer (Principal Executive Officer)

Date: September 14, 2022	By:	/s/ Camille May
Camille May Chief Financial Officer (Principal Financial Officer)